UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
___________________

FORM 8-K
___________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): August 1, 2017

Africa Growth Corporation
 (Exact Name Of Registrant As Specified In Its Charter)

Commission File No.: 0-54414

Nevada	27-241387
(State of Incorporation)	(I.R.S. Employer Identification No.)

41 Cedar Avenue, 5th Floor, Hamilton, Bermuda	HM 12
(Address of Principal Executive Offices)	(ZIP Code)

Registrant's Telephone Number, including area code: +44 (0) 203 862 2922

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm Previously Engaged as Principal Accountant.

Effective August 1, 2017, Africa Growth Corp. (the "Registrant") determined not to re-engage its independent registered public accounting firm, GBH CPAs, PC ("GBH"). The decision to change accountants was recommended and approved by the Registrant's board of directors, following the change in control transaction reported in the Registrant's Form 8-K filed with the SEC on November 10, 2016.

GBH issued an auditor's report on the Registrant's financial statements for each of the last two fiscal years ended December 31, 2016 and 2015 and did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that such reports contained explanatory paragraphs in respect to uncertainty as to the Registrant's ability to continue as a going concern.

During the years ended December 31, 2016 and 2015 and subsequent interim periods through August 1, 2017, the date of the determination not to reengage GBH for the audit of the Registrant's fiscal year ending December 31, 2017 nor review the interim quarterly period ending September 30, 2017, there were no disagreements with the firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to their satisfaction, would have caused GBH to make reference to the subject matter of the disagreements in connection with the Registrant's audited financial statements for the years December 31, 2016 and December 31, 2015 and there were no reportable events, as listed in Item 304(a)(l)(v) of Regulation S-K.

The Registrant provided GBH with a copy of the disclosure in the preceding two paragraphs and requested in writing that it furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether it agrees with such disclosures. GBH provided a letter, dated August 14, 2017, stating its agreement with such statements as related to GBH, which is attached as Exhibit 16.2 to this Form 8-K.

(b) Engagement of New Independent Registered Public Accounting Firm.

Effective August 1, 2017, the Registrant engaged Marcum LLP ("Marcum") as the Registrant's independent registered public accounting firm for the fiscal year ending December 31, 2017, effective immediately. Such engagement shall include the review of the Registrant's financial statements for the quarterly period ending September 30, 2017.

During the two most recent fiscal years ended December 31, 2016 and 2015 and any subsequent interim period through August 1, 2017, the effective date of Marcum's engagement, neither the Registrant nor anyone on its behalf consulted with Marcum regarding (i) the application of accounting principles to a specified transaction, either completed or proposed (ii) the type of audit opinion that might be rendered on our financial statements by Marcum, nor did Marcum provide written or oral advice that was an important factor considered by the Registrant in reaching a decision as to any accounting, auditing or financial reporting issues or (iii) any other matter that was the subject of a "disagreement" or "reportable event" between the Registrant and our former independent registered public accounting firm, GBH, as such terms are described in Items 304(a)(1)(iv) and (v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(b) The following documents are filed as exhibits to this current report on Form 8-K or incorporated by reference herein. Any document incorporated by reference is identified by a parenthetical reference to the SEC filing that included such document.

Exhibit No.	Description
16.2	Letter on Change in Certifying Accountant dated August 14, 2017, from GBH CPAs, PC, filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Africa Growth Corporation

By:	/s/ Brenton Kuss
Name:	Brenton Kuss
Title:	Chief Financial Officer

Date: August 14, 2017